UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 24, 2018

BAYCOM CORP
(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 476-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01            Change in Registrant's Certifying Accountant.

(a) and (b).

On May 24, 2018, our Audit Committee of the Board of Directors of BayCom Corp (the "Company") approved the replacement of Vavrinek, Trine, Day & Co., LLP with Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.  The reports of Vavrinek, Trine, Day & Co. on our consolidated financial statements for the fiscal years ended December 31, 2016 and December 31, 2017 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During December 31, 2016 and December 31, 2017, and through May 24, 2018 (the subsequent interim period preceding the change in accountants), there were (i) no disagreements with Vavrinek, Trine, Day & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Vavrinek, Trine, Day & Co., would have caused it to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such years and interim period, and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.  The dismissal of Vavrinek, Trine, Day & Co. and the appointment of Moss Adams was effective May 24, 2018.

During the years ended December 31, 2016 and 2017, and through May 24, 2018, the Company did not consult with Moss Adams on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company's consolidated financial statements, and Moss Adams did not provide either a written report or oral advise to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Vavrinek, Trine, Day & Co. a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Vavrinek, Trine, Day & Co. furnish the Registrant with a letter addressed to the SEC stating whether or not Vavrinek, Trine, Day & Co., agrees with the above statements. A copy of such letter dated May 25, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits:  The following exhibits are filed herewith:

Exhibit No.	Description
16.1	Vavrinek, Trine, Day & Co., LLP letter, dated May 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date:	May 25, 2018	By:	/s/ Keary L. Colwell
Keary L. Colwell, Senior Executive Vice President, Chief Financial Officer and Secretary